EXHIBIT 10.2

                                  OFFICE LEASE

         This OFFICE LEASE (the "Lease") is dated, for reference purposes only, March 12, 2004, and entered into by and between EL PASEO COLLECTION, a California limited partnership and EL PASEO COLLECTION II, LP, a California limited partnership (collectively "Landlord"), and Newport International Group, Inc., a Delaware corporation and Grassroots Communications, Inc., a Delaware corporation (collectively "Tenant") with respect to that certain area described as 73-061 El Paseo, Suites 202 and 205, Palm Desert, California 92260 as shown on Exhibit "A" (the Lease "Premises") comprised of approximately 4,160 square feet of space in the building(s) on the property located at 73-061 El Paseo, Palm Desert, California 92260 (said property sometimes hereafter termed the "Property").

                                    RECITALS:

         WHEREAS, Landlord is the owner of the Premises, as well as the rest of the Property, and desires to lease the Premises to Tenant, and Tenant desires to rent the Premises from Landlord.

         NOW, THEREFORE, IT IS AGREED:

         1. LEASE TERM.

                  A. The term of this Lease ("Term) shall be a period of Five
(5) years starting 12:01 A.M. on April 1, 2004 (the "Commencement Date") and ending at Midnight on March 31, 2009,

                  B. Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the Term hereof, but in such ease Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within sixty (60) days from said Commencement Date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall he discharged from all obligations hereunder. If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall he subject to all provisions hereof, except for the payment of rent. Any such occupancy shall not advance the termination date.

         2. BASIC RENT.

                  A. Basic Rent. During the Term hereof, Tenant agrees to pay to Landlord as basic rent for the Premises, without prior notice or demand, on or before the first day of each calendar month of said Term ("Monthly Rental Payment Date"), beginning on April 1, 2004, the sum of Five Thousand One Hundred Fifty-Four and 30/100 Dollars ($5,154.30) per month plus the "cost-of-living adjustment," (herein the "Basic Rent"). Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of Five Thousand One Hundred Fifty-Four and 30/100 Dollars ($5,154.30) representing Basic Rent for the period of April 1, 2004 through April 30, 2004 and Two Thousand Nine Hundred Ninety-Five and 20/100 Dollars (2,295.20) representing Tenant's anticipated share of Pass-Through Expenses for said period. Said amount shall he in addition to the Security Deposit described in Paragraph 3 below. There shall be made, on April I. 2005 and each April 1st thereafter for the duration of the Term, the cost-of-living adjustment in accordance with Paragraph 2.B below.

                  B. Cost-of-Living Adjustment. The cost-of-living adjustment Mentioned above shall be computed as follows: On April 1, 2005 and each April 1st thereafter for the duration of the Term, the Basic Rent (as from time to time thereafter adjusted) shall be increased by the greater of (i) three percent (3%) of the prior year's Basic Rent or (ii) the "Consumer Price Index Increase Factor" for the prior year multiplied by the monthly Basic Rent during the prior year. As used herein the Consumer Price Index Increase Factor is the sum obtained by computing the fraction, the numerator of which shall be the Consumer Price Index figure for Wage Earners and Clerical Workers--Los Angeles-Anaheim-Riverside (hereinafter the "CPI') for the month three (3) months prior to the month in which such computation is to be made (the "Adjustment Month"), and the denominator of which shall be the CPI for the same month one year prior to the Adjustment Month (the "Base Month"), and subtracting one (1) therefrom.

                  If the CPI shall no longer be published, another index generally recognized as authoritative shall he substituted by agreement of the parties. If they are unable to agree within thirty (30) days after demand by either party, the substitute index shall, on application of either party, be selected by the chief officer of the San Francisco regional office of the Bureau of Labor Statistics or its successor.

                  C. Proration of Rent. Rent for any period during the Term hereof which is for less than one (1) full month including the first month of the Lease Term shall be a prorated portion of the monthly installment, based upon a 30-day month, and any such rental shall he paid at the commencement of such period. The rent provided for herein shall be paid to Landlord, without

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deduction or offset, in lawful money of the United States of America which shall be legal tender at the time of payment and payment shall be made to such person and at such place as Landlord may from time to time designate in writing. All sums due Landlord under this Lease, including but not limited to sums due under Paragraph 4 below and any reimbursement, interest, late charges and attorneys' fees (but not Security Deposits under Paragraph 3) shall he deemed for all purposes Additional Rent. Additional Rent for any period during the Term hereof which is less than a full calendar year shall be a prorated portion of the Additional Rent otherwise due based upon a 360-day (12-month) year.

         3. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of Eight Thousand One Hundred Forty-Nine and 50/100 ($8,149.50). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant. If Tenant defaults in the payment, performance or observance of any of his obligations under this Lease (including, hut not limited to, rent payment obligations hereunder), Landlord may (but shall not be required to) use, apply or retain all or any portion of the security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Land-lord may spend or become obligated to spend by reason of Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the security deposit separate from its general funds, and Tenant shall not be entitled to interest on said deposit. If Tenant shall fully and faithfully perform each of its obligations under this Lease, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) fifteen (15) days after the expiration of the Term of this Lease (or any renewal term which Landlord has agreed to in writing). In the event of the termination of Landlord's interest in this Lease, Landlord shall transfer the security deposit to Landlord's successor in interest, and Landlord shall thereafter have no further liability to Tenant with respect thereto.

         4. ADDITIONAL RENT AND CHARGES

                  A. Triple Net Lease. This Lease is intended to be a "Triple Net" lease. Tenant shall therefore pay all taxes, liens, charges, insurance premiums and other costs which are (i) attributable solely to Tenant's use of the Premises (herein "Tenant's Expenses") and (ii) Tenant's "proportionate share" of all "Pass-Through Expenses" as said terms are defined below.

                  B. Tenant's Expenses. All taxes, liens, charges, insurance premiums, services and other costs which are attributable solely to Tenant's use of the Premises, which are reasonably capable of being billed directly to Tenant shall be billed to Tenant and Tenant shall pay all of such Tenant's Expenses directly, prior to or upon their due dates. Landlord shall promptly advise Tenant of all Tenant's Expenses which are billed to Landlord, and Tenant shall pay all of such expenses prior to or upon their due dates. Should Tenant fail to pay any of such expenses when due, Landlord shall he entitled, but shall not be required to, pay such expenses with part or all of Tenant's security deposit.

                  C. "Proportionate Share" Defined. Tenant's "proportionate share" of all Pass-Through Expenses shall be determined by multiplying the total amount of such Pass-Through Expenses by fifteen and 03/100 percent (15.03%). Said percentage equals one hundred (100) multiplied by a fraction the denominator of which is the total square footage of the Property and the numerator of which is the square footage of the Premises.

                  D. "Pass-Through Expenses" Defined. The term "Pass-Through Expenses" as used herein shall be deemed to include all expenses attributable to the entire Property (including but not limited to parking, storage and landscaped areas in and around the Premises) and Landlord's ownership thereof, including but not limited to: all costs incurred by Landlord for proper maintenance and operation thereof; real property taxes and special assessments with respect to the Property; Building Supervisor, Maintenance personnel and other salaries, fees and costs; janitorial supplies; office and washrooms supplies utility expenses including electricity, power, gas and water which do not relate to any specific tenant-occupied space or which are not separately metered; replacement of light bulbs, light tubes, plastic shields covering light fixtures and light fixtures; servicing and maintenance of mechanical equipment such as elevators, heating systems, air conditioning systems, plumbing systems and electrical systems; window cleaning, garden services; reef repair; pest control; liability, loss of rents, extended coverage fire and all other insurance Landlord may carry with respect to the Property, repair, painting and carpeting of the building(s) of which the Premises are a part (but not painting or carpeting of any specific tenant-occupied space); Property Management costs; and a supervision fee equal to ten percent (10%) of the total of all of the other Pass-Through Expenses except real property taxes, insurance and utilities. Not included in the Pass-Through Expenses are (i) debt service upon any indebtedness of Landlord pertaining to the Property and (ii) expenditures by Landlord for replacement of improvements, or capital improvements, depreciation reserves, alterations of or painting or repainting any other tenant-occupied space.

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                  E. Tenant's Share of Pass-Through Expenses as Additional Rent.
Tenant shall be responsible for paying to Landlord each year as additional rent an amount equal to Tenant's proportionate share of the Pass-Through Expenses, all in accordance with the following provisions:

                           (1) Each full or partial calendar year during the
terra of this Lease, including the calendar years in which the term of this Lease begins and ends, is hereinafter referred to as an "Expenses Year."

                           (2) As soon as practicable after commencement of this
Lease, Landlord shall deliver to Tenant a statement of Tenant's anticipated share of the Pass-Through Expenses for the first Expenses Year and thereafter (in accordance with clause (4) below) shall deliver to Tenant a statement of Tenant's anticipated share of Pass-Through Expenses for each subsequent Expenses Year based on the actual Pass-Through Expenses of the preceding Expenses Year. The anticipated share of Tenant's Pass-Through Expenses in each Expenses Year shall hereafter be referred to as Tenant's "Anticipated Proportionate Share."

                           (3) After receipt of the statement in any given
Expenses Year for Tenant's Anticipated Proportionate Share during said Expenses Year, Tenant shall pay said Anticipated Proportionate Share to Landlord in equal monthly payments (the number of payments being equal to the number of months remaining in said Expenses Year not counting the month in which such statement is received). Each such monthly payment shall be due on the same date of the month as the Basic Rent from Tenant to Landlord.

                           (4) On the same date in each Expenses Year that
Landlord delivers to Tenant the statement of Tenant's Anticipated Proportionate Share for that Expenses Year, Landlord shall also deliver to Tenant a statement of the actual amount of Tenant's Proportionate Share of the Pass-Through Expenses (Tenant's "Actual Proportionate Share") for the preceding Expenses Year, provided that the statement of Tenant's Actual Proportionate Share for the last full or partial Expenses Year during the Lease Term may be delivered to Tenant after Tenant has vacated the Premises by mailing same to Tenant at a forwarding address given Landlord by Tenant for such purpose. Tenant shall pay to Landlord within ten (10) days after receipt of a statement of same, the excess of Tenant's share of such expenses over payments made by Tenant to Landlord for such purpose. In the event that Tenant's monthly payments made toward Tenant's Anticipated Proportionate Share of Pass-Through expenses exceeded Tenant's Actual Proportionate Share, such amount shall be applied by Landlord to rent next due and owing by Tenant.

                  F. Landlord's Records. The Landlord shall keep proper and sufficient records and accounts of all Pass-Through Expenses. Provided that Tenant is not in default under this Lease and provided further that the Tenant strictly complies with the provisions of this paragraph, Tenant may reasonably review any portion of such records and accounts with respect to any statement of Tenant's Actual Proportionate Share given to Tenant by Landlord pursuant to Paragraph 4.E above (a "Statement") that Tenant claims is incorrect, In order for Tenant to exercise its right under his paragraph, Tenant shall, within thirty (30) days after any Statement is sent to Tenant, deliver a written notice to Landlord specifying the portions of that Statement claimed by Tenant to be incorrect, specifying the date upon which Tenant desires to schedule such review, which date shall be not earlier than fifteen (15) days after Tenant's written notice is given to Landlord and which date shall be on a business day (Monday through Friday) during normal business hours (9:00 A.M. to 5:00 P.M.). Tenant shall, simultaneously with giving such notice to Landlord, pay Landlord all amounts claimed by Landlord to be due from Tenant as specified in the Statement. In no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including, without limitation. Tenant's obligation to pay any Basic Rent, Tenant's Anticipated Proportionate Share and the difference between Tenant's Actual Proportionate Share less the sums paid by Tenant as its Anticipated Proportionate Share) pending the completion of and regardless of the results of any review of such records and accounts. Tenant's rights of review may only be, exercised once for any Statement, and if Tenant fails to meet any of the conditions set forth herein as a prerequisite to the exercise of such tight, the right of Tenant under this paragraph with respect to such Statement shall be deemed waived. Any review of records and accounts pursuant to this paragraph shall be the office or offices of the Landlord where such records and accounts are maintained, and such review shall be conducted at Tenant's sole expense by an independent firm of certified public accountants, Tenant acknowledges and agrees that the accounts and records reviewed pursuant to this paragraph constitute confidential information of Landlord and neither Tenant, Tenant's accountants, nor any other agent or representative of Tenant or its accountants, shall disclose any information received or obtained in the course of such review to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review The disclosure of arty such information to any other person shall constitute a material breach of this Lease, Any such review must be completed not later than six (6) months after delivery to the Tenant of the subject Statement. Any errors disclosed by the review pursuant to this paragraph shall be promptly corrected provided that Landlord shall have the right to cause another review of the records to be made by an independent firm of certified public accountants. In the event of a disagreement between the two accounting firms, the review that discloses the least amount of deviation from the Statement shall be deemed to be correct. In the event the results of the review, taking into account, if applicable, the results of any additional review by Landlord as described in the immediately

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preceding two sentences, reveal that Tenant has overpaid Tenant's Actual
Proportionate Share, the amount of such overpayment shall be credited against Tenant's next due Installment(s) of Tenant's Anticipated Proportionate Share. In the event such results reveal that Tenant has underpaid its Actual Proportionate Share, the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment of Tenant's Anticipated Proportionate Share. in the event that Tenant becomes in default of its obligations under this Lease at any time during the pendency of a review of records under this paragraph, said right to review shall immediately cease and the matters originally set forth in the Statement shall he deemed to he correct.

         5. POSSESSION.

                  A. Tenant shall use the Premises under the trade name GRASSROOTS COMMUNICATIONS, INC. for telecommunications sales offices and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of same for the conduct of Tenant's business or profession. The Tenant acknowledges that all tenancies in the Property are to he or have been selected and approved by the Landlord and have been negotiated and executed on the basis of the nature, character, quality of goods and services to he sold or offered from each store premises in the Property. Accordingly, Landlord shall he reasonable in withholding its consent to a proposed change in use fee such reasons, including but not limited to Landlord's sole but good faith opinion that such change in use (a) is for the sale or display of any goods or services which are inconsistent with the image of a first-class shopping center in the Palm Desert area or (b) is inconsistent with the Property's tenant mix. No change in the nature, character or name of the business carried on by the Tenant in or from the Premises or in the quality of goods and services sold or offered by the Tenant, in or from the Premises shall be permitted without the prior written consent of the Landlord. Tenant shall not conduct any auction, distress sale, fire sale, going-out-of-business sale, lost lease sale or any other sale that suggests that business operations are to be discontinued from the Premises.

                  B. Tenant shall not do or permit anything to be done in or about the Premises, nor bring nor keep anything therein or elsewhere on the Property in which the Premises are located, which will in any way (i) increase the existing rate of or affect any fire or other insurance upon said Property or any of its contents, or (ii) cause cancellation of any insurance policy covering said property or any part thereof or any of its contents. Tenant shall not (i) do or permit anything to he done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Property or injure or annoy any of them, (ii) use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or (iii) cause, maintain or permit any nuisance in. an or shout the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises or the rest of the Property.

         6. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to he done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter he in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether Landlord he a party thereto or not) that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant

         7. ALTERATIONS AND ADDITIONS.

                  A. Tenant shall make no alterations, decorations, additions or improvements in or to the Premises or the surrounding property without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlords free access to mechanical installations or service facilities of the Property or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall he done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall he performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau and of any similar body. Before commencing arty work, Tenant shall give Landlord at least thirty (0) days' prior written notice of the proposed commencement of such work; concurrently providing Landlord with a layout and specifications (including materials) of the work Tenant desires to perform, and shall, if required by Landlord. secure at Tenant's own cost and expense, completion and lien indemnity bonds, satisfactory to Landlord, for said work, AU alterations, decorations, additions or improvements upon the Premises, made by either party

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to this Lease, including (without limiting the generality of the foregoing) all well covering, floor covering, built-in cabinet work, paneling and the like, shall, upon the expiration or earlier termination of this Lease, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon and be surrendered with the Premises as a part thereof; except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the expiration date of the Term (or any renewal term which Landlord has agreed to in writing), or within thirty (30) days after any earlier termination of this Lease, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall (i) repair any damage to the Premises arising from such removal, or (ii) at Landlord's option, pay to Landlord all costs arising from such removal.

                  B. Tenant shall not do or suffer anything lo he done upon the Premises which will cause disfigurement, damage or structural injury to the other parts of the Property. The floors and the electrical system of the Premises will not be overloaded, and no machinery, apparatus, or other appliance shall be used or operated in or on the Premises in any manner which will injure, vibrate or shake the Premises or the rest of the Property.

                  C. All movable articles of personal property and all movable business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may he removed by Tenant at any time during the term hereof (subject to compliance with any applicable rules and regulations of the Property) provided Tenant is not in default hereunder and further provided that Tenant promptly repairs any damage to the Premises and the rest of the Property caused by such removal. If Tenant shall fail to remove all of its effects from the Premises upon expiration or earlier termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord may choose without thereby incurring any liability to Tenant and may (i) store said effects, in which case Tenant agrees to pay Landlord upon demand all expenses incurred in such removal, including court costs and attorneys' fees and storage charges for such effects for any length of time that the same shall be in Landlord's possession, and/or (ii) upon giving such notice, if any, as may be required by law, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale to any amounts due under this Lease from Tenant to Landlord and to the expense incident to the removal and sale of said effects.

         8. REPAIRS.

                  A. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, including but not limited to the maintenance, replacement. and repair of any storefront, doors, window casements and glazing and upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in good condition and repair, in both cases ordinary wear and tear excepted. Tenant shall make all repairs to the Premises and to the rest of the Property which are made necessary as a result of any misuse or neglect by Tenant or by its officers, employees, agents or invitees, and all such repairs shall be at least equal in quality to the original work. Landlord, on behalf of Tenant, may make any such repairs which are not promptly made by Tenant and may charge the cost thereof (including a supervision fee of eighteen percent (18%) of the other costs of such repair) to Tenant, which costs Tenant shall pay promptly, but in any event not later than five (5) days after demand by Landlord. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof; and the parties hereto affirm that neither Landlord nor any agent of Landlord has made any representation or warranty to Tenant with respect to the condition of the Premises or the rest of the Property or with respect to the suitability of either for the conduct of' Tenant's business or profession therein. Tenant shall maintain all plumbing fixtures (e.g., sinks, toilets, and drains) and all electrical fixtures within the Premises to the plumbing and electrical stub-outs.

                  B. Notwithstanding the provisions of Paragraph 8.A hereof Landlord shall (subject to the obligation of Tenant to pay its share of Expenses), repair and maintain the structural portions of the Property, including the basic plumbing, air conditioning, heating, and electrical systems installed or furnished by Landlord to the stub-outs therefor, unless the need for such maintenance and repairs is caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant, its officers, employees, agents or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant, and then such liability shall be only for the cost of such maintenance and repairs. Tenant covenants and agrees to promptly notify Landlord of any accident to or defect in the plumbing, water pipes, fire suppression system (if any), heating, ventilating and air conditioning system, electrical system conduits, wires, duets, landscaping, sprinklers and other parts of the Property, and of any injury or damage to the Premises or the Property, however caused. Except as provided in Paragraph 19 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's

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business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises or Property or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                  C. Notwithstanding the foregoing provisions of this Paragraph 8 or any other provisions of this Lease, Landlord shall not be responsible for the repair or maintenance of any of Tenant's improvements.

         9. LIENS. Any mechanic's, materialman's or other lien filed against the Premises or against the Property for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Tenant shall defend and indemnify Landlord against and hold it harmless from any end all claim, costs and expenses (including attorneys' fees) which may accrue by reason of, or on account of, any lien or claim arising out of (i) the act or omission of Tenant or its agents or contractors, or (ii) any construction or work done by or authorized by Tenant.

         10. ASSIGNMENT AND SUBLETTING.

                  A. Landlord's Consent Required. Notwithstanding any provision herein to the contrary or reference herein to concessionaires or subtenants or otherwise, Tenant agrees and covenants, which covenants shall run for the term of this Lease and he binding upon the administrators of Tenant, that Tenant will not, either voluntarily or by operation of law, assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit the Premises to be occupied by anyone. other than Tenant or Tenant's employees, or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withhold No. assignment, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy, or otherwise, and no subletting shall be valid or effective without such prior written consent and at Landlord's election, shall constitute a default, To the extent not prohibited by provisions of the Bankruptcy Code 11 U.S.C. Section 101, et seq., including Section 365(f)(1) thereof ("Bankruptcy Code"), Tenant, on behalf of itself and its creditors, administrators and assigns, waives the applicability of Sections 541(c) and 365(e) of the Bankruptcy Code of 1978 unless the proposed assignee of the Trustee for the estate of the bankrupt meets Landlord's standard for consent as set forth in Paragraph 10.C hereof. Landlord has entered into this Lease with Tenant in order to obtain for the benefit of the Property the type and quality of Tenant's business for the purpose of maintaining a high quality tenant mix consistent with first class shopping in the Palm Desert area, the foregoing prohibition on assignment or subletting is expressly agreed to by Tenant in consideration for Landlord's agreement to enter into this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be of a type and quality consistent with said tenant mix and be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

                  B. Change in status of Tenant. If Tenant or Tenant's Guarantors, if any, are corporations which, under the then current guidelines published by the Commissioner of Corporations of the State of California, are not deemed public corporations, or are unincorporated associations or partnerships, the sale, transfer, assignment, issuance or hypothecation of any stock or interest in such corporation, association or partnership winch results in a change of a cumulative 50% of the stock or in the voting control of Tenant or Tenant's Guarantors, if any, shall be deemed an assignment within the meaning and provisions of this Paragraph 10.B. In addition, any change in the status of the entity, including but not limited to the withdrawal of a general partner, shall be deemed a prohibited assignment within the meaning of this Paragraph 10.B. Any such prohibited act by Tenant or Tenant's Guarantors, or any of them, or any attempt at same, either voluntarily or involuntarily or by operation of law or otherwise, shall at Landlord's option terminate this Lease, and any such purported act shall be null and void. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing franchises, concessions, licenses, permits, subleases, subtenancies, departmental operating arrangements or the like, or may, at the option of Landlord, operate as an assignment to Landlord of the same, Nothing contained elsewhere in this Lease shall authorize Tenant to enter into any franchise, concession, license, permit, subtenancy, departmental operating arrangement or the like except pursuant to the provisions of this Paragraph 10.B.

                  C. Standard for Consent. If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall notify Landlord of its desire to do so at least thirty (30) days prior to the time it would like to make the assignment or sublease and shall submit. in writing to Landlord: (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sale, transfer or sublease of Tenant's business and leasehold interest, including the price, rent and terms of payment; (iv) any other information reasonably required by Landlord; and (v) an application fee of Two Hundred Dollars ($200). Landlord shall not unreasonably withhold its consent provided: (i) the use of" the

Premises remains the same as set forth in Paragraph 5.A hereof (unless Landlord, for reasonable cause, determines that the use and/or the location of the use is incompatible with Landlord's present or future plans for the operation of the Property); (ii) Basic Rent is adjusted to the greater of market, rent or present Basic Rent as adjusted pursuant to Paragraph 4.B hereof; (iii) the proposed subtenant or assignee demonstrates that it is financially responsible by submission to Landlord of such reasonable information as Landlord may request concerning the proposed subtenant or assignee, including, but not limited to, a balance sheet of the proposed subtenant or assignee as of a date within ninety
(90) days of the request for Landlord's consent and statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the request for Landlord's consent; (iv) the proposed subtenant or assignee demonstrates a record of successful experience in operating the same type of business by submission to Landlord of such reasonable information as Landlord may request concerning the proposed subtenant or assignee, including, but not limited to, a written statement in reasonable detail as to the business and retail merchandising experience of the proposed subtenant or assignee during the five (S) years preceding the request for Landlord's consent; and (v) the proposed subtenant or assignee has a reputation for honesty and is of good moral character.

                  D. Landlord's Fee. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of' any such requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises less an application fee of Two Hundred Dollars ($200). Total cost and fees paid by Tenant shall not exceed Five Hundred Dollars ($500).

                  E. Tenant Remains Obligated. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all of the other obligations to 6e performed by Tenant hereunder. The acceptance by Landlord of any payment due hereunder from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting. Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights pursuant to the provisions of this Lease.

                  F. Assignment of Sublease Rents. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent. All rent received by Tenant from its subtenants in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. Landlord's entitlement to and/or receipt of any sums pursuant to this paragraph shall not constitute Landlord's approval of any purported assignment or sublease.

         11. HOLD HARMLESS.

                  A. Tenant shall indemnify Landlord and its agents against and hold Landlord and said agents harmless from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Premises and/or the rest of the Property, and shall further indemnify Landlord and its agents against and hold Landlord and said agents harmless from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, employee, agent or invitee of Tenant, and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord or its agents by reason of any such claim, Tenant, upon written request from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord for this Lease, Tenant hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

                  B. Landlord and its agents shall not be liable for any damage to property caused by employees of the other tenants, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Property or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord or its agents. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments or any loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the rest of the Property. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the rest of the Property or of defects therein or in the fixtures or equipment.

         12. SUBROGATION. Ac long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by its insurer to evidence compliance with the aforementioned waiver.

         13. INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance. with such reasonable limits of coverage as Landlord, in its sole discretion, may from time to time require, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Landlord designates policy limits of Five Hundred Thousand and 00/100 Dollars ($500,000) for loss or injury to one individual, a total of Five Hundred Thousand and 00/l00 Dollars ($500,000) for all losses or injuries arising out of a single incident, and Two Hundred Fifty Thousand and 00/100 Dollars ($250.000) for loss or damage to property per accident as reasonable limits as of the Commencement Date of this Lease, reserving the right to designate, upon reasonable notice to Tenant, larger amounts as reasonable limits in the future. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a landlord's protection liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may (but shall not be required to) procure and maintain the same, but at the expense of Tenant. Insurance required hereunder shall be by companies rated A+AAA or better in "Best's Insurance Guide," Tenant shall deliver to Landlord prior to occupancy of the Premises' copies of policies of liability insurance and insurance on Tenant's Property required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord. Landlord shall have no obligation to carry insurance on Tenant's possessions. Tenant shall obtain and keep in full force and effect a policy of plate glass insurance covering the Promises and insurance covering all of Tenant's merchandise, trade fixtures and improvements to the Premises ("Tenant's Property") in amounts not less than The full replacement costs thereof. In the event of a loss to Tenant's Property, Tenant shall recover the insurance proceeds therefor in trust, and shall use such proceeds and otherwise be obligated to rebuild, restore and replace Tenant's Property in a Manner comparable to the nature thereof prior to such loss.

         14. SERVICES AND UTILITIES. Tenant shall make all arrangements for and pay for gas, electricity and telephone service. Landlord shall furnish to the Premises water and rubbish collection services as part of such service to various tenants of the Property. provided that Tenant is to pay his proportionate share of the cost thereof as described in Paragraph 4 above. Landlord shall also maintain and keep lighted the common stairs, common areas and toilet rooms of the Property. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the utilities required to he furnished by Landlord when such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the ,foregoing. Whenever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

         15. PERSONAL PROPERTY TAXES. Tenant shall be liable for and shall pay before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed value of Landlord's Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant. Landlord may (regardless of the validity thereof) after written notice to Tenant, pay the taxes based upon such increased assessment, If requested by Tenant, said taxes shall be paid under protest. Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; however, Tenant shall have the right in the name of Landlord to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant. Tenant shall indemnify Landlord against and hold Landlord harmless from any cost, expense or liability arising as a result of such suit.

         16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord shall not be responsible to Tenant for the nonperformance by any other tenants or occupants of the Property.

         17. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Lease Term (or any renewal term which Landlord has agreed to in writing) without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, with a basic rent equal to twice the rate then in affect upon the date of such expiration or termination (subject to adjustment as provided in Paragraph 4 hereof and prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to any holdover hereunder or result in a renewal or extension. The foregoing provisions of this Para- graph 17 are in addition to and do not affect Landlord's rights of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

         18. ENTRY BY LANDLORD. Landlord reserves and shall at all times have the right to enter the Premises, to inspect the same, to supply services to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers or tenants, and to post notices of non-responsibility, and Landlord may also enter the Premises, without abatement of rent, in order to alter, improve or repair the Premises or any other portion of the Property that Landlord may deem necessary or desirable, and for that purpose Landlord may erect scaffolding and other necessary equipment where reasonably required by the character of the work to be performed, provided that the entrance to the Premises shall not he blocked thereby and further provided that the business of Tenant shall not he interfered with unreasonably. With respect to the entry rights of Landlord herein provided for, Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right, without liability to Tenant except for any failure to exercise due care for Tenant's property, to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain catty to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages to the Premises or the Property caused on account thereof shall be paid by Tenant It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations, or decorations except as otherwise expressly agreed herein to be performed by Landlord.

         19. DAMAGE TO REST OF PROPERTY.

                  A. In the event the entire Property or any portion thereof (including without limitation the Premises) shall be damaged or destroyed by fire, earthquake, act of God, or the elements, Landlord shall forthwith repair the same, if the cost of same is covered by Landlord's fire and extended coverage insurance and Landlord has received payment from its insurer, and such destruction or damage shall not terminate this Lease.

                  B. Any such damage or destruction shall not result in any reduction or abatement in rent payable hereunder, except that if such damage or destruction is to the Premises or the Premises shall be rendered inaccessible thereby, this Lease shall not terminate, but Tenant shall be entitled (i) to an equitable proportionate reduction in rent while repairs are being made to the Premises (such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by the Tenant in the Premises), or (ii) to an abatement of rent for each day the Premises are inaccessible, as the case may be. Notwithstanding the foregoing provisions of this Paragraph 19.B, if the damage is due to the fault or neglect of Tenant, its officers, employees, agents, contractors or invitees, there shall be no abatement of rent.

                  C. The provisions of Subdivision 2 of Section 1932 and of Subdivision 4 of Section 1933 of the California Civil Code or any similar law, present or future, shall not apply to this Lease, and Tenant waives the benefit of such provisions. Nothing contained in this paragraph shall he construed as relieving Tenant of liability (which liability Tenant assumes) for repair of damage to the Promises, the rest of the Property and the appurtenances thereto, caused by any act or omission on the part of Tenant, its officers, employees, agents, contractors or invitees.

                  D. In the event the Premises or the rest of the Property are damaged as a result of any cause other than the perils covered by Landlord's fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction is less than ten percent (10%) of the then full replacement cost of the Premises or the rest of the Property respectively In the event the destruction of the Premises or the rest of the Property is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option (i) to repair or restore the damaged portion of the Premises and rest of the Property, this Lease continuing in full force and effect, but the rent payable hereunder proportionately abated as provided for in Paragraph 19.B hereof, or (ii) to give notice to Tenant. at any time within sixty (00) days after such damage of Landlord's election to terminate this Lease as of the date specified in such notice, which date shall he no less than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such nonce and the rent payable hereunder, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to the date of such termination.

                  E. Notwithstanding anything to the contrary contained in this Paragraph 19, (i) Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 19 occurs during the last twelve (12) months of the Term (or the last twelve (12) months of any renewal term agreed to by Landlord in writing), (ii) Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant, and (iii) Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

         20. DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder by Tenant:

                  A. The abandonment of the Premises by Tenant, which for the purposes of this Paragraph 20.A shall include, but is not limited to, any absence by Tenant from the Premises for five (5) consecutive days or longer while in default in the observance or performance of any of the covenants or provisions of this Lease.

                  B. The failure by Tenant to make any payment of Basic Rent or Additional Rent required to be made by Tenant hereunder, when the same is due.

                  C. The failure by Tenant to observe or perform any of the covenants or provisions of this Lease to he observed or performed by Tenant, other than as specified in Paragraphs 20.B above, when such failure shall continue for a period of ten (10) days (or such shorter period as may be expressly provided elsewhere in this Lease) after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure, Section 1161, or any similar successor unlawful detainer statute.

                  D. The making by Tenant of an assignment of assets for the benefit of creditors or the filing of a voluntary petition in bankruptcy or for reorganization under the United States Bankruptcy Act, or the filing by Tenant of a petition for an arrangement or other debtor's relief under any provision of the laws of the United States or any State.

                  E. The filing of an involuntary petition in bankruptcy against Tenant under the United States Bankruptcy Act if the same is not dismissed within thirty (30) days after the date of filing.

                  F. The appointment of a permanent receiver, trustee, or liquidator for Tenant or of or for the property of Tenant, if such receiver, trustee or liquidator is not discharged within thirty (30) days after the date of his appointment.

                  G. The insolvency of Tenant.

                  H. The occurrence of any contingency whereby the rights of Tenant under this Lease would, by operation of law or otherwise, without the written consent of Landlord, pass to any person, firm or corporation other than Tenant. I. The occurrence of an Event of Default on the part of Tenant under any other lease between Landlord and Tenant with respect to any space at the Property.

         21. REMEDIES IN DEFAULT.

                  A. Upon the occurrence of an Event of Default, Landlord may elect to continue this Lease in full force and effect and not terminate Tenant's right to possession of the Premises, in which event Landlord shall have the right to enforce any rights and remedies granted by this Lease or bylaw against Tenant, including, without limitation, the right to collect when due, rental and other sums payable hereunder. Landlord shall not be deemed to have elected to terminate this Lease unless Landlord gives Tenant written notice of such election to terminate, and in no event shall Landlord's act of maintenance or preservation of the Premises, efforts to relet the Premises, or obtaining the appointment of a receiver to protect the interest of Landlord under this Lease be deemed to constitute such termination.

                  B. Landlord may elect by written notice to Tenant to terminate this Lease at any time after the occurrence of any Event of Default, and in such event Landlord may, at Landlord's option, declare this Lease and Tenant's right to possession terminated, Landlord may then re-enter the Premises, remove all persons and property therefrom by summary proceedings or other lawful means, store such property for Tenant's account, at Tenant's expense, and recover damages from Tenant as hereinafter provided. In the event Landlord elects to so terminate this Lease and Tenant's right to possession, or the same are terminated by operation of law, such termination shall cancel any option theretofore agreed to by Landlord for Tenant to extend the Term hereof.

                  C. In the event Landlord elects to terminate this Lease and Tenant's right to possession in accordance with Paragraph 21.B, or the same are terminated by operation of law, Landlord may recover as damages from Tenant the following:

                           (1) The worth at the time of award of the unpaid
rental and other sums due hereunder which had been earned at the time of termination of this Lease; and

                           (2) The worth at the time of award of the amount by
which the unpaid rental and other sums clue hereunder which would have been earned after the date of termination of this Lease until the time of award exceeds the amount of such loss of rental and other sums due that Tenant proves could have been reasonably avoided; and

                           (3) The worth at the time of the award of the amount
by which the unpaid rental and other sums due hereunder for the balance of the Term after the time of award exceed the amount of the loss of such rental and other sums due hereunder for the balance of the Term after the time of award that Tenant proves could be reasonably avoided; and

                           (4) Any other amount (including but not limited to
the cost of recovering possession of the Premises, expense of reletting, including necessary renovation and alteration of the Premises, attorneys' fees, court costs and real estate commissions actually paid) necessary to compensate Landlord for all detriment proximately caused by Tenant's act of default or which in the ordinary course of things would be likely to result therefrom.

                  D. The "worth at the time of award" of the amounts referred to in clauses (i), (ii) and (iv) of Paragraph 21.C above shall be computed by allowing interest at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%), but not less than ten percent (10%) per annum. The "worth at the time of award" of the amount referred to in clause (iii) of Paragraph 21.C above shall be computed by discounting such amount at ten percent (10%) per annum.

                  E. Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not waive Landlord's right to recover damages under the foregoing provisions.

                  F. Upon the occurrence of any Event of Default specified in Paragraph 20, Landlord may, at its option, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease, and notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies provided for in this Lease or allowed by law or equity, shall upon such termination be entitled to recover damages in the amount equal to the then present value of the rent reserved in this Lease for the entire residue of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term hereof, and neither Tenant nor any person claiming through or under Tenant Or by virtue of any mature or order of any court shall be entitled to possession of the Premises but shall forthwith quit and surrender the Premises to Landlord. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 21.F.

                  G. Nothing in this Paragraph 21 shall affect the right of Landlord to indemnification for liability arising prior to the termination of this Lease for personal injuries, property damage, or acts or omissions of Tenant, its officers, employees, agents, contractors or invitees as provided elsewhere in this Lease.

                  H. The foregoing remedies of Landlord shall not be exclusive, but shall be cumulative and in addition to all rights and remedies now or hereafter provided or allowed by law.

         22. ESTOPPEL CERTIFICATES. Tenant shall, at any time and from time to time within three (3) days after receipt of written notice from Landlord so requesting, execute, acknowledge and deliver to Landlord a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser, lessee or encumbrancer of all or any portion of the Property of which the Premises are a part.

         23. AUTHORITY OF PARTIES.

                  A. If Tenant is a corporation, each individual executing this Lease on behalf of a corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

                  B. If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that he is a general partner or is acting on behalf of a general partner and that he is duly authorized to execute and deliver this Lease so as to bind the partnership and each of its general partners.

         24. IDENTIFICATION OF TENANT.

                  A. If more than one person executes this Lease as Tenant, (i) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (ii) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (iii) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                  B. If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership), or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Paragraph 10.B hereof (any such partnership and such persons hereinafter referred to in this Paragraph 24.B as "Partnership Tenant"), the following provisions of this Lease shall apply to such Partnership Tenant

                           (1) The liability of each of the parties comprising
Partnership Tenant shall be joint and several.

                           (2) Each of the parties comprising Partnership Tenant
hereby consents in advance to, and agrees to be hound by, any written instrument which may hereafter he executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or any of the parties comprising Partnership Tenant.

                           (3) Any bills, statements, notices, demands, requests
or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

                           (4) If Partnership Tenant admits new partners, all of
such new partners shall, by their admission to Partnership Tenant, he deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                           (5) Partnership Tenant shall give prompt notice to
Landlord of the admission of any such new partners and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed.

         25. EMINENT DOMAIN.

                  A. If any part of the Premises is condemned for a public or quasi-public use by right of eminent domain, with or without litigation, or is transferred by agreement in connection with such public or quasi-public use, this Lease, as to the part so taken, shall terminate as of the date title vests in the condemnor, and the rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the Term only such portion of such rent as the value of the part remaining after condemnation bears to the value of the entire Premises at the date of condemnation; but in either event Landlord shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If the whole of the Premises. or such a substantial portion as to unreasonably interfere with Tenant's use of the Premises, or such a substantial portion as to unreasonably interfere with Tenant's use of the Premises, is so taken, this Lease shall terminate as of the date title to the Property vests in the condemnor. If any portion of the Property (even though not part of the Premises) is so taken, Landlord shall have the option to terminate this Lease as of the date title vests in the condemnor.

                  B. Any portion of the common area taken by eminent domain or dedicated to public use shall upon such taking or dedication be excluded from the area over which Tenant is granted rights hereunder, but its Lease shall continue in full force and effect without any reduction in rental.

                  C. All compensation awarded upon any condemnation or taking shall belong and be paid to Landlord, and Tenant shall have no claim thereto Tenant hereby irrevocably assigns and transfers to Landlord any right to compensation or damages to which Tenant may become entitled during the Term hereof by reason of the condemnation of all or a part of the Premises, the rest of the Property, or the common area.

         26. SUBORDINATION; TRANSFER OF LANDLORD'S INTEREST

                  A. This Lease is, and at all times hereafter shall be, subject and subordinate (i) to any and all ground and underlying leases which now exist or may hereafter be executed affecting the Property or any individual building on said Property and (ii) to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said Property or any portion thereof, or on Landlord's interest or estate therein, or on or against any ground or underlying lease, and to all renewals, consolidations, replacements and extensions thereof, and to all loans or advances heretofore or hereafter made upon the security thereof; all without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate said subordination. Notwithstanding the foregoing, Tenant shall execute and deliver to Landlord within three (3) days after request therefor, such further instrument or instruments evidencing such subordination of this Lease as Landlord or its successors in interest may from time to time request.

                  B. Landlord shall be free to transfer, assign or otherwise convey or transfer title to the Property or any part thereof or any leasehold estate therein, and in the event of any transfer, assignment or other conveyance or transfers of any such title or leasehold, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or leasehold shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder during its ownership of the Property or any part thereof or the leasehold, provided, however, that any funds in the hands of Landlord at the time of such transfer in which Tenant has an interest shall be delivered to the transferee. Tenant hereby waives its right to notice pursuant to Section 1950.5(g)(1) of the California Civil Code or any similar successor statute. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or any subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                  C. In the event that Landlord at any time sells or conveys its estate in the Property, or any part thereof, to any other party, or in the event Landlord's estate therein is at any time acquired by any other party upon the foreclosure of any mortgage or deed of trust, or upon any termination of any ground or underlying lease to which this Lease is subordinated as provided in Paragraph 26.A hereof, or by reason of any merger or consolidation or otherwise by operation of taw, (i) Tenant shall, upon request, attorn to such successor in interest and, upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such successor in interest for the remainder of the Term hereof, or at the election of such successor in interest, this Lease shall automatically become a new lease between Tenant and such successor in interest, upon all of the terms and conditions hereof, for the remainder of the Term hereof, and (ii) Landlord shall be relieved of any further obligations hereunder; provided that such successor in interest. assumes all of such obligations of Landlord, but such successor in interest shall net become liable for any default. hereunder theretofore committed by Landlord.

                  D. Tenant hereby irrevocably appoints Landlord its agent and attorney-in-fact with full power and authority to execute and deliver, in the name and on behalf of Tenant, any document or documents required to effect the subordination or the attornment or the execution of a new lease as provided for in this Paragraph 26. This agency is agreed to be coupled with an interest.

         27. LIABILITY OF LANDLORD. For the satisfaction of any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, Tenant agrees to look solely to Landlord's estate and interest in the Property (or the proceeds from same); and no other property or assets of Landlord, no property or assets of any general partner of Landlord, and no property or assets of any director, shareholder, officer or employee of Landlord or of any corporate general partner of Landlord shall he subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises.

         28. QUIET POSSESSION. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet. possession of the Premises for the entire Term hereof, subject to all the provisions of this Lease.

         29. LATECHARGES. Tenant hereby acknowledges that late payment Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not. contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not he received by Landlord or Landlord's designee within five (5) days after the due date, then Tenant shall pay to Landlord a late charge equal to the greater of six percent (6%) of such overdue amount or Fifty Dollars ($50.00). The parties hereby agree that any such late charge would represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. All late charges, interest. reimbursements, restorations of security deposits and other sums due Landlord under this Lease shall be deemed rent for the purposes of
Section 1161 of the California Code of Civil Procedure.

         30. NOTICES. Any notice required or permitted to be given under this Lease shall be in writing and hand delivered or sent by registered or certified mail, return receipt requested, to Landlord, c/o Churchill Management Group, 73-061 El Paseo, Suite 200, Palm Desert, California 92260, and to Tenant at 73-061 El Paseo, Suites 202, Palm Desert, CA 92260 Notice shall be deemed given when personally delivered, or forty-eight (48) hours after the date it is placed, postage prepaid, in a depository for United States mail, as registered or certified mail, return receipt requested. Either party may provide for a different address by notifying the other party of said change as provided for herein.

         31. SIGNS. Tenant shall not have the right to place, construct, or maintain on the glass panes or supports of the show windows of the Premises, the doors, or the exterior walls or roof of the building in which the Premises are located or any interior portions of the Premises that may be visible from the exterior of the Premises, any signs, advertisements, names, insignia, trademarks, descriptive material, or any other similar item without Landlord's prior written consent. Landlord, at Tenant's expense, at any time, may remove any item placed, constructed, or maintained that does not comply with the provisions of this paragraph. Tenant shall not, without Landlord's prior written consent, place, construct, or maintain on the Premises any advertisement media, including, without limitation, searchlights, flashing lights, loudspeakers, phonographs. or other similar visual or audio media. Any sign that Tenant has the right to place, construct and maintain shall comply with all governmental laws, regulations and ordinances, and Tenant shall obtain any governmental approval required thereby. Landlord makes no representation with respect to Tenant's ability to obtain such approval, and Landlord's approval of any sign shall not be any representation by Landlord that such sign is in compliance with any of such laws, regulations and ordinances.

         32. TENANT PARKING. Tenant, and Tenant's employees, agents, representatives and contractors (collectively "Tenant's Employees") shall park in such areas of the parking lot on the Property, or other parking facilities obtained by Landlord for the benefit of the Property, as Landlord may, from time to time designate for such purpose, Tenant shall comply, and enforce compliance among Tenant's Employees, with those rules and regulations concerning the use of the parking facilities promulgated by Landlord from time to time. Tenant shall furnish Landlord, upon Landlord's request, the license numbers of all motor vehicles operated by Tenant and Tenant's Employees. Tenant's failure to comply with the provisions of this Paragraph 32, or to enforce such compliance by Tenant's Employees, shall be an Event of Default hereunder.

         33. GENERAL PROVISIONS.

                  A. Name and Advertising. Tenant shell not use the words comprising any name by which the Property may he named for any purpose other than as the address of the business or profession to be conducted by Tenant in the Premises. Tenant shall not place or permit to be placed any projecting sign or marquee outside of or within said Premises without the prior written consent of Landlord provided, however, that Tenant's use of any sign or marquee obtained from Landlord shall be deemed approved as if a prior writing had been obtained. Tenant, upon request of Landlord, shall immediately remove any sign, decoration or advertisement which Tenant has placed or permitted to be placed in or about the Premises which, in the opinion of Landlord, is objectionable or offensive, and if Tenant fails to do so, Landlord may enter upon the Premises and remove the same. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and address of the Property.

                  B. No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

                  C. Time of Essence. Time is hereby made of the essence of each of the promises, covenants, agreements and conditions herein contained on the part of Tenant to be kept, observed and performed.

                  D. Attorneys' Fees. In the event Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall he deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord the costs and expenses incurred by Landlord in such suit, including reasonable attorneys' fees.

                  E. Modification. This Lease contains all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof. No other agreements not specifically referred to herein, oral or otherwise, shall be deemed to exist or to hind any of the parties hereto. No officer or employee of any party has any authority to make any representation or promise not contained in this Lease, and each of the parties hereto agrees that it has not executed this Lease in reliance upon any such representation or promise. This Lease cannot be modified or changed except by written instrument signed by all of the parties hereto except as herein otherwise expressly provided.

                  F. Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed to create any relationship between the parties hereto other than Landlord and Tenant.

                  G. Choice of Law. This Lease shall be governed by the laws of the State of California

                  H. Waiver. The waiver of Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition of any subsequent breach of the same or any other term, covenant or condition herein contained. Subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

                  I. Partial Invalidity. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent he invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. Landlord's rights and remedies provided for in this Lease or by law shall, to the extent permitted by law, he cumulative.

                  J. Captions. Table of Contents and "Summary of Lease Terms". The captions contained in this Lease, the Table of Contents, and the page entitled "Summary of Lease Terms" are each provided for convenience only and shall not be referred to for the purpose of limiting and construing this Lease.

                  K. Interpretations. This Lease is to he deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against either parry, but according to the application of rules of interpretation of contracts, if such an uncertainty or ambiguity exists.

                  L. Gender. Wherever in this Lease the context requires, reference to the neuter shall be deemed to include the masculine and feminine, and reference to singular shall be deemed to include the plural.

                  M. Clauses, Plats and Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

                  N. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment and subletting, apply to and hind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  0. Recordation Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

                  P. Force Majeure. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strikes, shortages of material or labor, acts of war or terrorism, acts of God, fires, floods, earthquakes or other natural or man-made disasters or calamities, force majeure, governmental ordinances or moratoriums, unavailability of financing, or any other unforeseen occurrence not under Landlord's direct control.

                  Q. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  R. Tenant's Covenants. Tenant covenants, as a material part of the consideration for this Lease, to keep, observe and perform each and all of the terms, covenants and conditions by it to be kept, observed and performed under this Lease, and this Lease is made and entered into by Landlord upon the condition that said terms, covenants and conditions be so kept, observed and performed by Tenant.


IN WITNESS WHEREOF, the undersigned have executed this Lease as of the day and year first above written.

         LANDLORD:                           TENANT:

         EL PASEO COLLECTION,                NEWPORT INTERNATIONAL GROUP, INC.,
         a California limited partnership    a Delaware corporation

         Fern Family Properties, LLC
         General Partner


         By: /s/ Fred A. Fern                By: /s/ Cery Perle
             ---------------------               ---------------
             FRED A. FERN, Manager               Cery Perle, CEO


         EL PASEO COLLECTION, II, LP,        GRASSROOTS COMMUNICATIONS, INC.,
         a California limited partnership    a Delaware corporation


         By: /s/ Fred A. Fern                By: /s/ Cery Perle
             ---------------------               ---------------
             FRED A. FERN, Manager               Cery Perle, CEO